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                                             Exhibit 16.2

(PKF WORLDWIDE LOGO)                         PANNELL
                                             KERR
                                             FORSTER PC
                                             -------------------
                                             Certified Public Accountants

                                             420 Lexington Avenue
                                             New York, NY 10170

                                             Telephone (212) 867-8000
                                             Telefax (212) 687-4346

February 25, 1999


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We have read item 4 of the Current Report on Form 8-K of Trans World Gaming Corp. and we agree with the statements contained therein as they relate to our firm.

                                   Very truly yours,


                                   /s/ Pannell Kerr Forster PC
                                   Pannell Kerr Forster PC


                                  7
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